Five Oaks Investment Corp. to Present at the JMP Financial Services and Real Estate Conference

NEW YORK, Sept. 24, 2014 /PRNewswire/ -- Five Oaks Investment Corp. (NYSE: OAKS) ("Five Oaks" or "the Company") announced today that members of the Company's executive team would be presenting at the JMP Financial Services and Real Estate Conference on Tuesday, September 30th, 2014 at the St. Regis Hotel in New York, NY. The Five Oaks presentation is scheduled to begin at 2:00pm ET. The associated presentation materials will be available at 9:00am ET on September 30th, 2014, and a live audio webcast of the panel discussion will be available, both on the Company's website at www.fiveoaksinvestment.com under the tab Investor Relations: Webcasts & Presentations.

Five Oaks Investment Corp.

Five Oaks Investment Corp. is a Maryland corporation, operating as a real estate investment trust ("REIT") focused on investing in, financing and managing a portfolio of residential mortgage-backed securities ("RMBS"), multi-family mortgage-backed securities ("Multi-Family MBS," and together with RMBS, "MBS") residential mortgage loans, mortgage servicing rights and other mortgage related investments. The Company's objective is to deliver attractive risk-adjusted returns to its investors, primarily through dividends and secondarily through capital appreciation.

Five Oaks Investment Corp. is externally managed and advised by Oak Circle Capital Partners LLC (the "Manager"), an asset management firm incorporated in Delaware.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the U.S. securities laws that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Statements regarding the following subjects, among others, may be forward-looking: the return on equity; the yield on investments; the ability to borrow to finance assets; and risks associated with investing in real estate assets, including changes in business conditions and the general economy. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of its future performance, taking into account all information currently available to the Company. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. Additional information concerning these and other risk factors are contained in the Company's most recent filings with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission's website at www.sec.gov.

All subsequent written and oral forward-looking statements that the Company makes, or that are attributable to the Company, are expressly qualified in their entirety by this cautionary notice. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

Investors, security holders and other interested persons may find additional information regarding the Company at the SEC's Internet site at http://www.sec.gov/ or the Company website www.fiveoaksinvestment.com or by directing requests to: Five Oaks Investment Corp., 540 Madison Avenue, 19th Floor, New York, NY 10022, Attention: Investor Relations.

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CONTACT: David Oston, Chief Financial Officer, Five Oaks Investment Corp., (212) 257 5073